UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 1, 2008

Date of Report (date of earliest event reported)

MAGMA DESIGN AUTOMATION, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-33213	77-0454924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1650 Technology Drive

San Jose, California 95110

(Address of principal executive offices)

(408) 565-7500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities

On October 1, 2008, the management of Magma Design Automation, Inc. (“Magma”) approved the implementation of the next phase of its restructuring plan (the “FY 2009 Restructuring Plan”). Magma initiated the FY 2009 Restructuring Plan in May 2008 to restructure its operations, including the reduction of its workforce. The FY 2009 Restructuring Plan is the result of Magma’s efforts to improve its cost structure and to align better its resources and improve operating efficiencies.

Although Magma expects to complete this phase of the FY 2009 Restructuring Plan by the end of this quarter, which ends on November 2, 2008, this phase of the FY 2009 Restructuring Plan may extend through the end of Magma’s fiscal year, which ends on May 3, 2009.

In connection with this phase of the FY 2009 Restructuring Plan, Magma expects to record a one-time charge in the second quarter of its fiscal year 2009 ranging from $2.5 million to $3.5 million. The majority of these charges will include personnel-related costs, including severance benefits and other costs. Most of these charges represent cash expenditures which are expected to be paid during Magma’s second quarter of its fiscal year 2009.

On October 2, 2008, Magma issued a press release related to this phase of the FY 2009 Restructuring Plan. The press release is attached hereto as Exhibit 99.1 and incorporated by reference.

FORWARD-LOOKING STATEMENTS

The statements above regarding the estimated expenses and charges of this phase of the FY 2009 Restructuring Plan and their anticipated timing for payment, anticipated completion date of this phase and related activities and the ability to successfully improve operating efficiencies, are forward-looking statements based on current information and expectations and involve a number of risks and uncertainties. A number of factors could cause actual results to differ materially from these statements, including but not limited to larger than projected costs and difficulties in implementing the reduction in operations on the timetable currently contemplated. Magma undertakes no additional obligation to update these forward-looking statements. Please refer to Magma’s filings with the Securities and Exchange Commission, including but not limited to the most recent Form 10-Q for additional factors. These filings can be accessed over the Internet at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC.

Dated: October 1, 2008	By:	/s/ Peter S. Teshima
Peter S. Teshima
Corporate Vice President- Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 2, 2008.